                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 7, 2006
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                               AmCOMP Incorporated
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             (Exact name of registrant as specified in its charter)

          Delaware                       000-51767               65-0636842
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

701 U.S. Highway One, North Palm Beach, Florida                         33408
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    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective  June 7, 2006,  the Company  amended its 1996 Stock  Option Plan
(the  "Plan").  The terms of the Plan  relating to the  exercise of options were amended.  A copy of  Amendment  No. 1 is  attached  hereto as  EXHIBIT  99.1 and incorporated herein by reference.

      The summary of  Amendment  No. 1  contained  herein does not purport to be complete  and is subject to and  qualified  in its  entirety by reference to the actual text of such amendment.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
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      99.1              Amendment  No. 1 to the 1996 Stock Option Plan of AmCOMP
                        Incorporated, dated June 7, 2006.

                                   SIGNATURES
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     AMCOMP INCORPORATED

Dated: June 13, 2006                 By: /s/ Fred R. Lowe
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                                         Name:  Fred R. Lowe
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer